UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

August 15, 2006

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AR3

(Exact name of Issuing Entity as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.

(Exact name of Sponsor as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-05 (Commission File Number)	35-2184183 (IRS Employer ID Number)

60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(212) 250-2500

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 31, 2006, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, National Association as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of July 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage Corporation, as the servicer.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Adam Yarnold

Name: Adam Yarnold

Title:   Director

By: /s/ Susan Valenti

Name: Susan Valenti

Title:   Director

Dated:  August 15, 2006

4.1

The Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of July 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage Corporation, as the servicer.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 13, 2006.